Exhibit 99.1

The date of these presentation materials is January 7, 2008 v01 Pritchard Capital Partners Energize Conference 2008

Certain Reserve Information Forward Looking Statements This presentation includes certain statements that may be deemed to be "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that the company expects, believes or anticipates will or may occur in the future are forward-looking statements. They include statements regarding the company's financing plans and objectives, drilling plans and objectives, related exploration and development costs, number and location of planned wells, reserve estimates and values, statements regarding the quality of the company's properties and potential reserve and production levels. These statements are based on certain assumptions and analysis made by the company in light of its experience and perception of historical trends, current conditions, expected future developments, and other factors it believes appropriate in the circumstances, including the assumption that there will be no material change in the operating environment for the company's properties. Such statements are subject to a number of risks, including but not limited to commodity price risks, drilling and production risks, risks relating to the company's ability to obtain financing for its planned activities, risks related to weather and unforeseen events, governmental regulatory risks and other risks, many of which are beyond the control of the company. Reference is made to the company's reports filed with the Securities and Exchange Commission for a more detailed disclosure of the risks. For all these reasons, actual results or developments may differ materially from those projected in the forward-looking statements. Drilling Schedule Statement The drilling schedules in this presentation have been prepared based on our current understanding of PVOG's current plans as well as our own and is subject to change based on numerous factors, including changes in PVOG plans, drilling results, equipment availability, weather conditions and other factors. It also assumes that GMX has financial capacity in sufficient amounts to pay its share of costs. Accordingly, there is no assurance that the drilling schedule will occur as projected. GMX does not plan to commit to drilling of any well unless favorable conditions exist and it has the resources available for payment of costs. The Securities and Exchange Commission has generally permitted oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use the terms "probable" and "possible" reserves, reserve "potential" or "upside" or other descriptions of volumes of reserves potentially recoverable through additional drilling or recovery techniques that the SEC's guidelines may prohibit us from including in filings with the SEC. These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of being actually realized by the company. Information referenced from research reports has been prepared by independent third parties and not the Company. By including this information, the Company does not endorse or adopt the information and does not accept responsibility for its accuracy or completeness. Research Reports

* Production data from IHS Dwights, September 2007. 8 Rigs Drilling the Cotton Valley Gas Resource Play, Sabine Uplift, E. TX Center Cut of Fairway; Cotton Valley Tight Gas Sands; 31,000 gross /16,500 net CV Acres 1,473 gross /805 net CV 20 Acre Locations; 234 gross /127 net CV Producers; 15% Drilled! Drilling Prospects (1) through 2014. Multiple Targets; Travis Peak/Pettit 37 gross/30 net wells; Bossier Gas Shale 20 Vertical Tests. $60 Million Field Infrastructure (2) 3 Drilling Rigs Compression Pipelines SW Disposal Wells "Pure Play" E&P Co. (1) 20 acre locations density total does not include1,500 additional net acres from unit leasing & unitization (2) Based on Company's cost.

Production Bcfe 0 Rigs 0 -2 Rigs 1 -4 Rigs 4 -8 Rigs 7-8 Rigs Mcfe/d Doubled Annual Production for 3 Years! Daily Avg. / Qtr. New Guidance 15 Quarters of Production Growth Low Risk Cotton Valley Resource - Sabine Uplift

Steady Organic Production Growth - Natural Gas (1) (1) 4Q07, YE07 & 1Q08 are Company estimates Production Growth / Qtr. Guidance Met New Guidance 40mmcfe/d YE08 Goal

(1) YE06 Proved Reserves prepared by MHA Petroleum Consultants, Inc. in association with Sproule Associates, Inc. PUDS: CVS 264 gross / 160 net 176 BCFE 2:1 Producers. 9 TP/P gross & net 5 BCFE. 60% GMXR Operated. (2) 11/01/07 Company internal projections EUR UCV are 1.07 BCFE Net. Probable CVS 1153 gross / 694 net undrilled at YE07 (40 & 20 Acres). (3) 7-10% of gas-in-place as measured by open hole logging suite. (4) Reserves & potential are un-risked, undiscounted and mostly un-drilled and require 100's of $ millions to develop. (5) YE07 Preliminary Proved Reserves prepared by MHA Petroleum Consultants, Inc. 3P Reserve Profile (1,307 Bcfe) (4) & YE Proved Reserve Growth '06 1P = 20 mcfe / share (1) 2P = 49 mcfe / share (2) 3P = 30 mcfe / share Delineated Potential for the Shareholder T3P = 98.5 mcfe / share Reserve Growth BCFE

Micro Seismic Studies Confirm 20 Acre Density is Required Full Core of Taylor Sands Identifies 184 feet of Reservoir Sand vs. 81' avg. on logs Objective - Quantify Container, Measure Gas-in-Place & Stimulation Enhancement Hunt Petroleum Allie Hogg #8 Bossier Completion Producing 600 mcfpd for 6 Weeks Thirty 20 Acre Wells Planned for 2008 5 Gas Units Drilled Up on 20 Acres Planned for 2008 Eighteen 20 Acre Pilot Wells Drilled; 24 Hr. I.P. Avg. 1,495 mcfepd 20 Acre Development in Area by: GDP, HK/KCS, Devon & XTO Recent Developments and Plans Hedging

100% CAPEX for Drill Bit Growth! (1) Thirty New 20 Acre Locations Planned for 2008 CAPEX Funding 2008 Balance Sheet Summary (1) 2008 are Company estimates based on past rig performance, estimated prices and existing contracts. (2) This counts wells which have been drilled and may not yet have been completed. (3) Capital expenditures may increase or decrease depending on commodity prices, service companies costs and number of wells drilled. (4) 2008 Bank excludes additional $30 million received 12/19/07 that is due upon the earlier of additional financing or 6/30/08. (5) Company estimate at 1/2/08 includes cost of infrastructure.

(1) NFG omitted $22.50 (2) Omitted WLL $84.00, MMR $15 $ / MCFE GMXR 2nd Best 5 Yr. Avg. $ / MCFE GMXR 3rd Best 2006 GMXR #1 5 Yr. Avg. GMXR #1 5 Yr. Avg. GMXR's 5 Yr. & 2006 Economic Performance Comparisons GMXR #2 Highest 2006 GMXR 2nd Best 5 Year Average Year-End Reserves to Production Ratio GMXR #1 2006 Source: Howard Weil 2006 Reserve and Finding Cost Study Definitions All Sources = Total Cost Incurred / Total Reserve Additions Drilling = Land Acquisition Costs + Explorations + Development / Drilling Reserve Additions Drilling & Revision = Land Acquisition Costs + Exploration + Development / (Drilling Reserve Additions + Revisions to Reserves) Acquisitions = Reserve Acquisition Costs / Reserve Acquisition Additions Full Cycle Economics = Cash Flow / All-Sources Finding Cost Years All Sources F&D Cost 5 Year Avg. (1) All Sources F&D Cost 2006 MCFE (2) Reserve Replacement 5 Year Avg. % of Total Cost Incurred for O&G Dev. % of Total Cost Incurred for O&G Dev. Full Cycle Economics

3Q07 & 9 Months 2007 Financial Results (1) Cash flow from operations before changes in working capital.

2008 Drilling Plan (1) Carthage North GMXR / PVA Joint Development Map as of December 28, 2007. CV wells only. Wells < 8500' omitted. (1) Company internal estimates; Schedule dependant upon rig efficiency. Number of wells to be drilled in all areas are estimated. Net ownership of wells will increase by leasing & unitization. Wells assume 30 days spud to spud for vertical conventional rigs UCV; 15 days spud to spud for flex rigs, updated 12/19/07. JD 30% Area - GMXR 30% WI Vertical Program: 562 - 20 Acre Locations Drill 36 gross / 11 net Vertical UCV Wells Drill 2 gross/.6 net Travis Peak Twins YE07 38 gross/ 11.4 net Vertical UCV Wells Total to date 109 gross / 32.2 net GMXR 100% Area - 100% WI Vertical Program: 494 - 20 Acre Locations Drill 42 gross & net Vertical UCV Wells Drill 5 Travis Peak Twins YE07 39 gross & net Total to date 68 gross & net JD 50% Area - GMXR 50% WI Vertical Program: 415 - 20 Acre Locations Drill 40 gross / 20 net Vertical UCV Wells Drill 3 gross /1.5 net Travis Peak Twins YE07 43 gross / 21 net Total to date 57 gross / 27.78 net Permitted Wells CV Gas Well GMXR 100% Acreage JV 50% Area PVA / GMXR 9 - 20 Acre Tests PVA / GMXR 4 - 20 Acre Tests 2007 GMXR 7 - 20 Acre Tests 1st Eighteen 20 Acre IP's 10% Above Normal Harrison Panola Texas

(1) "DBD" Diamond Blue Drilling Co. wholly owned subsidiary of GMXR. (2) Endeavor Pipeline wholly owned subsidiary of GMXR. (3) From well head to delivery points within all 3 AMIs (4) As of October 18, 2007 (5) Based on Company cost. Infrastructure Carthage North Field ; Field Office, Rig Yard & Marshall, TX Land Office $20mm (5) $10 mm (5) $30mm (5)

Carthage North Land 1,473 gross /805 net CV Locations; 234 gross/127 net CV Producers; Unitized Locations over 1,500 Net Acres = 75 Additional Net Locations Locations Acreage 31,000 gross/ 16,500 net Acres (+1,500 net acres unitized) 62 Gas Units to Date Inventory 15% Drilled! CVS Drilling Inventory through 2014. Travis Peak/Pettit 15 Distinct Zones (40 Acres) Bossier/Haynesville Gas Shale Multiple Targets JD Wells Can Cause Wells to be drilled in JD Land Office Land Office Marshall, TX; 40 Land & Title Personnel Net Revenue 75% - 83.3% NRI (most NRI >= 80%) Net Revenue

Endeavor Pipeline, Compression & SW Disposal Wells Wholly Owned Sub Fixed JD Fees SWD $.50 / bbl & Gathering $.10 / mcf compression @ cost Processing Gas currently Under Negotiations with Several Companies w/ Upgrade potential of $1.00 / mmBtu Currently 115 miles of Pipelines & 28 miles of ROW in 100% Area; High & Low Pressure, Gas Lift Gas & Disposal Lines GMXR 50 mmcf/d; 62 mmcf/d by YE07; Current: 100% Area Production 20 mmcfg/d & 22 mm BTU/d PVOG 60 mmcf/d; 80 mmcf/d by 4/08; Current: JD Area Production 45 mmcfg/d & 49 mm BTU/d Take Away Capacity: Endeavor Pipeline Co.

(1) Company internal estimates of gas-in-place. CV High Quality Unconventional Resource Middle TP Sands Yellow Sand or Lime Orange Silt Purple predominantly Shale Open Hole Gamma Ray Gas Shows

(1) Chart Production data from IHS Dwights, November 2006. Cumulative CVS Production Harrison, Co. Cumulative CVS Production Harrison, Co. Harrison County Production Study

GMX RESOURCES INC.
GMXR
NASDAQ GSM

Volumetric Parameters Openhole Logs

The Taylor averages 81 ft 8.6% porosity and 45% water saturation. Gas-in-place is 26.557 bcf per square mile

The Davis averages 24 ft 9.3% porosity and 43% water saturation. Gas-in-place is 8.08 bcf per square mile

The BCD group (below the base of the B Lime including 5th Davis or Bodcaw) averages 64 ft 9.2% porosity and 38% water saturation. Gas-in-place is 34.172 bcf per square mile



104 CVS Production Histories with CVS Average Curve
Gas Recovery Per Layer Per 640 Acres (M²) (1)
UCV: Gas in Place per 640 Acres 68 BCFE
Gas Recoverable per 640 Acres 47 BCFE (e70%)
LCV: Gas in Place per 640 Acres 100 BCFE
Gas Recoverable per 640 Acres 8 BCFE (e8%)
Average Decline for GMXR 104 CVS Wells
MCFD
Days

CV_Taylor: 6% crossplot porosity; 60% water saturation; Rw .062 @ 60 degrees; m=2; n=2; Phi_Neutron minus Phi_density max 2 pu's; GR 75-90 api units

CV_BCD (Upper CV thru Bodcaw): GR 45 api units; 50% water saturation; m=2; n=2; Phi_neutron > 3% (ls), max Phi_density of Phi_neutron+5% (rugose hole conditions); Rw 0.02 ohm-m

CV_Davis: same as CV_BCD but limited to 2nd and 3rd Davis intervals

Full Core of Taylor Sands Identifies 184 feet of Reservoir Sand vs. 81 feet avg. logs



YE Proved Reserves EUR Average per CVS Well (2)
YE Estimates for CVS Reserves have increased for
6 Consecutive Years Due to Production Performance
Total CVS Wells
0.5
0.7
0.9
1.1
1.24
1.33
YE EUR

(1) Internal estimates, work in progress one square mile Daily Production Data for CVS Wells completed in 2004 – Mar. 2007
(2) YE06 Proved Reserves prepared by MHA Petroleum Consultants, Inc. in association with Sproule Associates, Inc. Sproule Associates, Inc. 12/31/01 - 12/31/05.

17

184' of CV Sand in Core 81' of CV Sand > 6% from Log 'CV Grey Shale' Oyster Beds Upper Taylor Sand Yellow 'CV' Sand from Core Taylor Shale Bossier Shale Lwr Taylor Sd Gas Shows in Red Yellow 'CV' Sand from Core perforation Taylor Upper Sands Taylor Shale Taylor Lower Sands CV BLT Sands Bossier Shale Carthage North Field R&D

Micro Seismic Mapping Taylor Sand Map View Side View 1St Fracture Treatment Treated Well Monitoring Well Micro Seismic Events 2nd Fracture Treatment Micro Seismic Events Injection Pressure Injection Rate Treated Well Monitoring Well Fracture Azimuth N 73 ° E BHL Upper Taylor Lower Taylor

Map View Side View Monitoring Well Micro Seismic Events Micro Seismic Events Treated Well Monitoring Well Treated Well 2nd Mapping Project - Modified Stimulation shows improved zone coverage and isolation from a single stage resulting in higher IPs. Micro Seismic Mapping Taylor Sand

Rusk Harrison Panola Gregg Cotton Valley 970 Well Study CV Gas Wells 1900-1998

Yellow Sand or Lime Orange Silt Purple predominantly Shale Open Hole Gamma Ray Gas Shows (1) Company internal estimates of gas-in-place. Middle TP Sands High Quality Conventional Reservoir TP & Pettit

* Production data from IHS Dwights, September 2007 East Texas Smith Cherokee Gregg Rusk Harrison Panola Caddo Bossier De Soto Harrison County Travis Peak / Pettit * 1,460 Active Producers Oldest Producer 12/3/1924 Lake PG Inc. Bryson #B-1 API 42-203-01373 1939 - 1941 Nine DVN Wells Devon Energy Product Jim Davis #1 API 42-203-01153 292 Wells 50 Yrs - 83 Yrs 288 Wells 30 Yrs - 49 Yrs Harrison County Travis Peak / Pettit * Average Production to Date 1.21 BCFE - Still Producing! 30-83 Year Old Lives So Far Travis Peak, Pettit & Other Shallow Production

Travis Peak & Pettit Low F & D Costs 100% Success When Twining CVS Well Most Wells Encounter Gas Shows Above CVS 15 Identified Pay Zones - 4 Layers Mapped 4 Layers Oil Productive Flood Candidates: Upper Travis Peak & Glen Rose Glen Rose Waterflood Unit Produced 15.4 MMBO & 41.5 MMBO In-Place UPTP Produced 866 MBO & est 10.82 MMBO In-Place

Pure Play Gas Farming Stats Performance (1) See definition in Glossary of Terms for F&D Costs. This represents GMXR's cost. EUR Estimated by MHA Petroleum Consultants in association with Sproule Associates, Inc. CWC are company actual costs for 1H07 on GMX operated wells. Net revenue avg. is 81%. Travis Peak / Pettit EUR based on 2007 drilling results & avg. CUM in Harrison Co. (2) 3Q07 to date average. Costs Still Lowering

(1) Company internal estimates of gas-in-place. Deep Gas Shale & Limestone Unconventional Resource Potential Middle TP Sands

Deep Cotton Valley Cross Section CV Stroud BCD / B Lime CV Davis 1 Taylor Upper Bossier Shale Lower Bossier Haynesville Smackover A A'

1.3 TCFE 3P Reserves; YE07 400 - 450 BCFE Proved Reserves (1) 32 MMCFEPD Exit Rate YE07 - 102% Production Growth 40 MMCFEPD Exit Rate 12/08 Goal 1.3 BCFE per CVS PUD (30 - 50 Percentile '970 Well Study') 184' of Sand in Core (vs. 81' Openhole Logs) 20 Acre Wells - 10% Above Average Thirty 20 Acre Locations Planned 2008 Contiguous Block Large Infrastructure $60 MM $1.68 F&D Costs Processing Under Negotiation $1.00 / MMBTU Upgrade Horizontal Development Potential UCV Sand & LCV Shale Travis Peak / Pettit Twins Water Flood 4 Layers (Glen Rose, Richardson, Burnett, McJimsey) Summary Highlights (1) YE07 Preliminary Proved Reserves prepared by MHA Petroleum Consultants, Inc.

(1) Nasdaq as of December 28, 2007. (2) YE07 Preliminary Proved Reserves prepared by MHA Petroleum Consultants, Inc. (3) Ken Kenworthy, Jr. and wife own 11.4% of common stock when combined. (4) Enterprise Value = current market cap + (preferred stock [$50mm] + debt - cash & short term investments at 9/30/07). (5) Cash flow from operations before changes in working capital

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